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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    November 22, 1996
                                                -------------------------------


                           NSA INTERNATIONAL, INC.
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           (Exact name of registrant as specified in its charter)


          Tennessee                   0--19487                  62-1387102
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(State or other jurisdiction        (Commission               (I.R.S. Employer
         of incorporation)          File Number)            Identification No.)



4260 East Raines Road, Memphis, Tennessee                          38118
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (901) 366-9288
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                               Not Applicable
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       (Former name, former address and former fiscal year, if changed since last report)


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                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                 None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 22, 1996, the Registrant completed negotiations for the sale of certain of the assets of three of its wholly owned operating subsidiaries, National Safety Associates of America (U.K.) Limited, a British corporation ("NSA UK"), NSA B.V., a Dutch corporation ("NSA Netherlands"), and NSA, S.A., a Belgium corporation ("NSA Belgium"), to Nova Vita Ltd, a limited liability company registered in England (the "Buyer").

         The agreed upon aggregate purchase price for the assets acquired was $250,000 (U.S.), based on the approximate book value of the assets. The purchase price for these transactions consists of the delivery and payment in accordance with the terms of the Buyer's non-interest bearing promissory note in the principal amount of $250,000 which is due and payable over a seven year period. The note is secured by certain of the assets of the Buyer.

         Additionally, as a condition of the sale, the Registrant entered into a distribution contract with the Buyer which provides that the Buyer will continue to purchase products from the Registrant for resale in the United Kingdom, Republic of Ireland, Belgium and The Netherlands.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                 None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 None.

ITEM 5.  OTHER EVENTS.

                 None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements.

                 None.

         (b)     Exhibits.

                 10.28 Asset Purchase Agreement between National Safety Associates of America (U.K.) Limited and Nova Vita, Ltd


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ITEM 8.  CHANGE IN FISCAL YEAR.

                 None.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        NSA INTERNATIONAL, INC.


Date:  November 25, 1996                By:      /s/ Stan C. Turk
                                                 -----------------------------
                                                 Stan C. Turk
                                                 Chief Financial Officer





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